73481 6/01
Prospectus Supplement
dated June 18, 2001 to:
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Putnam Capital Appreciation Fund (the "fund")
Prospectus dated September 30, 2000, as supplement May 14, 2001

In the section entitled "Who manages the fund?" the second paragraph is replaced with the following:

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years shown below. Their experience as portfolio managers or investment analysts over at east the last five years are also shown.

Paul Warren            2001   1997-Present        Putnam Management
Managing Director             Prior to May        IDS Fund Management
                                 1997

Joseph P. Joseph       2000   1994-Present        Putnam Management
Managing Director

Michael K. Arends      2000   1997-Present        Putnam Management
Senior Vice                     Prior to Nov.       Phoenix Duff & Phelps
President                       1997